UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2015

HARVEST NATURAL RESOURCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10762	77-0196707
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1177 Enclave Parkway, Suite 300

Houston, Texas 77077

(Address of principal executive offices) (Zip Code)

(281) 899-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Harvest Natural Resources, Inc.’s President and Chief Executive Officer, James A. Edmiston, will present at EnerCom’s The Oil & Gas Conference® 20 in Denver at 4:20 p.m. EDT on Wednesday, August 19, 2015.

A copy of the presentation slides are furnished as Exhibit 99.1 to this Current Report on Form 8-K. The live audio webcast of the presentation and accompanying materials can be accessed at Harvest’s website at www.harvestnr.com by clicking on the Investor Relations tab, then the Webcasts and Presentation tab.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Presentation entitled “EnerCom Oil & Gas Conference, August 19, 2015”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVEST NATURAL RESOURCES, INC.
Dated: August 17, 2015

	By:	/s/ Keith L. Head
Keith L. Head
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation entitled “EnerCom Oil & Gas Conference, August 19, 2015”